Exhibit 99.1

Peoples Financial Services Corp. Q3 2025 Investor Presentation November 2025

This presentation (this “Presentation”) has been prepared solely for general informational purposes by Peoples Financial Services Corp. (the “Company,” the “holding company,” “we” or “our”), a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and 100% owner of Peoples Security Bank and Trust Company (the "Bank"), a Pennsylvania state-chartered bank. No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company, any of its affiliates nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral information or communications transmitted or made available to the recipient by the Company or its affiliates or any other person in the course of the recipient’s evaluation of the Company. This Presentation may contain statistics and other data that in some cases has been obtained or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of such information or of the information summarized herein. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this Presentation contains certain non-GAAP financial measures, including, without limitation, tangible common equity (“TCE”), tangible assets (“TA”), tangible book value per share (“TBVPS”), and return on average tangible common equity (“ROATCE”). These non-GAAP financial measures are not intended to be considered in isolation and should be considered only as supplemental to, and not as a substitute for or superior to, financial measures prepared in accordance with GAAP. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to risks and uncertainties. These statements are based on assumptions and may describe future plans, strategies and expectations of Peoples Financial Services Corp. and its subsidiaries that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. All statements in this report, other than statements of historical facts, are forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Important factors that could cause our actual results to differ materially from those in the forward-looking statements include, but are not limited to: macroeconomic trends, including interest rates and inflation and their effect on our investment values; the effects of any recession in the United States; political instability and the consequences thereof, such as the recent shutdown of the U.S. federal government; the impact on financial markets from geopolitical conflict, including from wars, military conflict or trade policies, including tariffs, or retaliatory tariffs, tariff counter-measures, or the threat of such actions; impairment charges relating to our investment portfolio; credit risks in connection with our lending activities; the economic health of our market area; our exposure to commercial and industrial, construction, commercial real estate, and equipment finance loans; our ability to maintain an adequate allowance for credit losses; access to liquidity; the strength of our customer deposit levels; unrealized losses; reliance on our subsidiaries; accounting procedures, policies and requirements; changes in the value of goodwill; future pension plan costs; our ability to retain key personnel; the strength of our disclosure controls and procedures; environmental liabilities; reliance on third-party vendors and service providers; competition from non-bank entities; the development and us of AI in business processes, services, and products; our ability to prevent, detect and respond to cybersecurity threats and incidents; a failure of information technology, whether due to a breach, cybersecurity incident, or ability to keep pace with growth and developments; our ability to comply with privacy and data protection requirements; changes in U.S. or regional economic conditions; our ability to compete effectively in our industry; the soundness of other financial institutions; adverse changes (or the threat of such changes) in laws and regulations; fiscal and monetary policies of the federal government and its agencies; a failure to meet minimum capital requirements; our ability to realize the anticipated benefits of the FNCB merger; future acquisitions or a change in control. Additional factors that may affect our results are discussed in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, and in reports we file with the Securities and Exchange Commission from time to time. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events. Disclaimer 2

Q3 2025 Results Note: Consolidated (GAAP) financial data as September 30, 2025 (1) ROATCE, net interest margin (FTE), efficiency ratio, TCE / TA, and TBVPS are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation (2) Cash + Federal Funds Sold + AFS Securities - Equity Securities held at fair value 3 Operating Results • Net income of $15.2 million, or $1.51 per diluted share for the three months ended September 30, 2025 • ROAA of 1.19%, ROATCE (1) of 15.2%, net interest margin (FTE) (1) of 3.54%, and efficiency ratio (1) of 56.5% • The Company completed its merger with FNCB on July 1, 2024, providing increased scale, diversified earnings, and improved liquidity position • Q3 2025 results reflect transition into a new headquarters and recognition of a loss on pending sales of administrative properties Deposits • Total deposits of $4.3 billion • Total cost of deposits of 1.88% for Q3 2025 • Non-maturity deposits of $3.6 billion, or 84.4% of total deposits • Noninterest bearing deposits of $912.0 million, or 21.3% of total deposits Loans • Loans of $4.0 billion • Loans to total assets of 77.8% • Q3 2025 loan yields (FTE) of 5.98% • Loan / deposit ratio of 93.6% Asset Quality • Nonperforming assets to total assets of 0.33% • Nonperforming loans to total loans of 0.38% • Net charge-offs of $1.1 million in the first nine months; annualized percentage of 0.02% • ACL of $39.8 million, or 0.99% of net loans Capital & Liquidity • Tangible common equity to tangible assets increased 25 bps QoQ to 7.99% (1) • Tangible book value per share increased $1.68 QoQ to $40.43 (1) • Total available liquidity of $3.0 billion at September 30, 2025, including ample cash and securities position of $702 million (2)

Peoples Financial Services Corp. (NASDAQ: PFIS)

Peoples Security BANK & TRUST

($ in billions, except per share data)

BALANCE SHEET	2021	2022	2023	2024	2024 Q3	2025 Q2	2025 Q3
Assets	$3.37	$3.55	$3.74	$5.09	$5.36	$5.11	$5.16
Net Loans	$2.30	$2.70	$2.83	$3.95	$4.03	$3.96	$3.98
Deposits	$2.96	$3.05	$3.28	$4.41	$4.64	$4.29	$4.29
NPAs / Assets (%)	0.15	0.10	0.11	0.45	0.41	0.34	0.33
ACL / Loans HFI (%)	1.22	1.01	0.77	1.05	0.97	1.02	0.99
TCE / TA (%) (1)	8.36	7.22	7.53	7.20	6.90	7.74	7.99
Risk-Based Capital Ratio (%)	13.56	12.13	14.16	12.34	11.98	14.29	14.35

FINANCIAL PERFORMANCE	2021	2022	2023	2024	2024 Q3	2025 Q2	2025 Q3
ROAA (%)	1.41	1.12	0.74	0.19	(0.33)	1.36	1.19
ROAE (%)	13.34	11.87	8.32	2.07	(3.58)	13.87	12.02
Cost of Deposits (%)	0.27	0.42	1.82	2.29	2.33	1.91	1.88
Net Interest Margin (FTE) (%) (1)	2.99	3.02	2.54	2.84	3.26	3.69	3.54
Efficiency Ratio (%) (1)	54.7	55.9	64.1	63.8	53.1	53.9	56.5
Diluted Earnings Per Share	$6.02	$5.28	$3.83	$0.99	($0.43)	$1.68	$1.51
TBV Per Share (1)	$38.54	$35.19	$39.35	$35.88	$36.24	$38.75	$40.43

- **1905** – The First National Bank of Hallstead is founded
- **2013** – PFIS acquires Penseco Financial Services Corp.
- **2014** – Launches growth strategy expanding into the Greater Lehigh Valley and Philadelphia MSA
- **2014** – PFIS begins trading on NASDAQ exchange (uplisted from OTC)
- **2017** – Regional HQ in Lehigh Valley established (3rd fastest growing MSA in PA)
- **2021** – Opened Pittsburgh, PA and Piscataway, NJ branches
- **2024** – PFIS acquires FNCB Bancorp, Inc.
- **2025** – $5.0B bank with operations in PA, NY, & NJ

Note: Consolidated (GAAP) financial data as September 30, 2025
(1) TCE / TA, net interest margin (FTE), efficiency ratio, and tangible book value per share are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation

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5 Branch Footprint and Deposit Market Share Top 10 Pennsylvania Community Banks # Company Assets ($B) 1 S&T Bancorp, Inc. $9.81 2 Univest Financial Corporation $8.54 3 CNB Financial Corporation $8.23 4 Mid Penn Bancorp, Inc. $6.25 5 Semperverde Holding Co $5.82 6 Orrstown Financial Services, Inc. $5.47 7 Peoples Financial Services Corp. $5.15 8 Citizens Financial Services, Inc. $3.05 9 Penn Community Mutual Holdings Inc $3.00 10 NexTier Incorporated $2.93 Branch Footprint #2 in Scranton MSA Deposit Market Share and #7 Largest Pennsylvania Community Bank(1) ScrantonꟷWilkes-Barre, PA MSA Deposit Market Share Top 10 Pennsylvania Community Banks # Company Deposits ($B) Market Share (%) 1 The PNC Finl Svcs Grp $3.46 21.1 2 Peoples Financial Services Corp. $2.53 15.5 3 Fidelity D & D Bancorp Inc. $1.89 11.5 4 M&T Bank Corp. $1.50 9.2 5 Cmnty Finl System Inc $1.31 8.0 6 Wells Fargo & Co. $1.13 6.9 7 F.N.B. Corp. $0.72 4.4 8 NBT Bancorp Inc. $0.71 4.3 9 Citizens Financial Group Inc. $0.63 3.9 10 Northwest Bancshares, Inc. $0.58 3.6 New Branch Location Note: Bank-level financial data as of September 30, 2025; branch-level deposit data as of June 30, 2025 (1) Banks with total assets less than $10.0B, total assets shown at bank-level

Principal Markets Overview

Peoples Security Bank & Trust

Scranton – Wilkes-Barre, PA (MSA)

- Population of **~575k** people; the Scranton—Wilkes-Barre, PA MSA includes **23** PFIS branches
- **~16% market share**; accounts for **~59%** of PFIS's deposit franchise
- Main businesses include manufacturing, distribution, and back-office centers [1]
- Ideal location in Boston-Washington metro corridor [1]

Susquehanna, PA (County)

- Population of **~38k** people; Susquehanna County includes **4** PFIS branches
- **~54% market share**; accounts for **~18.4%** of PFIS's deposit franchise
- The largest employers are education, healthcare, government, oil & gas, and recreation [2]

Allentown-Bethlehem-Easton, PA-NJ (MSA)

- Population of **~893k** people; the Allentown-Bethlehem-Easton, PA-NJ MSA includes **3** PFIS branches
- **~2.0% market share**; accounts for **~10.5%** of PFIS's deposit franchise
- Top industries include healthcare, warehousing, manufacturing, and education [2,3]
- The Lehigh Valley ranked as one of the **U.S. hotspots for business attraction and expansion** in 2024, placing third in the country for regions its size [3]

Principal Market Employers

Prudential

Cigna

kane is able – Dependable People. Exceptional Logistics.

General Dynamics

Lockheed Martin

The University of Scranton – A Jesuit University

amazon

Lehigh University

Source: S&P Capital IQ Pro unless otherwise indicated; branch-level deposit data as of June 30, 2025
(1) ScrantonPlan.com // (2) PA.gov // (3) LehighValley.org

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Experienced Management Team Note: Years at Bank includes time spent at companies acquired by PFIS 7 Gerard A. Champi – Chief Executive Officer Years in Banking: 42 | Years at Bank: 34 Gerard A. Champi, was appointed Chief Executive Officer the Company and the Bank effective January 1, 2025, age 64. Mr. Champi had been with FNCB Bank since 1991 and served in various leadership roles in the Retail, Commercial Sales, and Executive Divisions. Thomas P. Tulaney – President Years in Banking: 41 | Years at Bank: 14 Thomas P. Tulaney was appointed to President of the Company and the Bank effective January 1, 2025, age 65. In December 2018, he assumed oversight of the Bank’s Wealth Management Division. He joined Penn Security Bank and Trust Company in April 2011 as Executive Vice President and Deputy Chief Lending Officer. James M. Bone, Jr., CPA – EVP & Chief Financial Officer Years in Banking: 39 | Years at Bank: 39 James M. Bone, Jr., CPA, EVP and CFO, of the Company and the Bank, age 63. Mr. Bone was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Bone served as EVP and Chief Operations Officer of the Company and the Bank, a position he held since the consummation of the FNCB merger on July 1, 2024. From September 2012 until the merger, he served as EVP and Chief Financial Officer/Treasurer of FNCB Bancorp., Inc. and its banking subsidiary, FNCB Bank. John R. Anderson III – EVP & Chief Operating Officer Years in Banking: 35 | Years at Bank: 35 John R. Anderson III, EVP and COO, of the Company and the Bank, age 58. Mr. Anderson was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Anderson served as EVP and CFO from March 2018, after serving as the SVP and Interim Principal Financial and Accounting Officer since April 2016. Prior to that he was VP/Planning and Statistical Analyst, of Penn Security Bank and Trust Company since May 2011. Timothy H. Kirtley – EVP and Chief Risk Officer Years in Banking: 33 | Years at Bank: 9 Timothy H. Kirtley, Executive Vice President, Chief Risk Officer of the Company and the Bank, and Corporate Secretary, age 55. Mr. Kirtley was appointed to his current position in April 2020, and served as Executive Vice President and Chief Credit Officer from July 2016 until April 2020.

Experienced Management Team Note: Years at Bank includes time spent at companies acquired by PFIS 8 Jeffrey A. Drobins – EVP & Chief Lending Officer Years in Banking: 18 | Years at Bank: 11 Jeffrey A. Drobins, Executive Vice President and Chief Lending Officer of the Company and the Bank, age 40. Mr. Drobins was appointed to his current position in October 2022, after serving as the Senior Vice President and Lehigh Valley Market President since April 2016. Prior to that he was Vice President and Commercial Relationship Manager since September 2014. Susan L. Hubble – EVP and Chief Information Officer Years in Banking: 25 | Years at Bank: 25 Susan L. Hubble, Executive Vice President, Chief Information Officer of the Company and the Bank, age 69. Ms. Hubble was appointed to her current position in December 2019. Prior to that, she was Senior Vice President, Senior Information Technology Officer, since April 2019. Prior to that, she was Vice President, Information Technology Officer since July 2014. Mary G. Cummings, Esquire – EVP and General Counsel Years in Banking: 13 | Years at Bank: 13 Mary Griffin Cummings, Esquire, was appointed to Executive Vice President and General Counsel of the Company and the Bank effective July 1, 2024, age 62. From April 2018 until the FNCB merger, Ms. Cummings served as EVP and General Counsel of FNCB Bancorp, Inc. and FNCB Bank. Neal D. Koplin – Senior EVP and Chief Banking Officer Years in Banking: 43 | Years at Bank: 11 Neal D. Koplin, Senior Executive Vice President and Chief Banking Officer of the Company and the Bank, age 64. Mr. Koplin was appointed to his current position in December 2019. Prior to that, he was Executive Vice President and Lehigh Valley Division Head since August 2014. Stephanie A. Westington, CPA – SVP and Chief Accounting Officer Years in Banking: 35 | Years at Bank: 13 Stephanie A. Westington, CPA, SVP and Chief Accounting Officer of the Company and the Bank, age 60. Ms. Westington was appointed to her current position in April 2025. Ms. Westington previously served as SVP and Chief Profitability Officer of the Company and the Bank, a position she held since the consummation of the FNCB merger on July 1, 2024. From April 2022 until the merger, she served as SVP and Chief Accounting Officer of FNCB Bancorp, Inc. and its subsidiary, FNCB Bank. Prior to that, she was SVP and Controller since July 2012. Amy E. Vieney – SVP and Chief Human Resource Officer Years in Banking: 3 | Years at Bank: 3 Amy E. Vieney, Senior Vice President and Chief Human Resource Officer of the Company and the Bank, age 50. Ms. Vieney joined Peoples in her current position in June 2022. From December 2017 through June 2022, she served as Senior Director, Human Resources at St. Luke’s University Health Network, headquartered in Bethlehem, Pennsylvania.

Strong Balance Sheet Growth Note: Consolidated (GAAP) financial data as of September 30, 2025 9 $2,963 $3,047 $3,279 $4,408 $4,290 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q3 $2,301 $2,703 $2,828 $3,952 $3,977 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q3 $340 $315 $340 $469 $509 – $100 $200 $300 $400 $500 $600 2021 2022 2023 2024 2025Q3 $3,369 $3,554 $3,742 $5,092 $5,160 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q3 ($ in millions) ($ in millions) ($ in millions) ($ in millions) Total Assets Total Net Loans Total Deposits Total Equity

Non Owner Occ. CRE, 20.7% 1-4 Family, 20.1% Commercial & Industrial, 17.2% Owner Occ. CRE, 14.9% Multifam, 10.3% Other (2), 10.1% Constr & Land Dev, 6.6% Farm, 0.3% Gross Loan Balance % of Consl. TRBC 1-4 Family Residential $806,143 143% Non-Owner Occupied CRE 830,487 147% Owner Occupied CRE 597,828 106% Commercial & Industrial 690,853 122% Construction & Land Development 263,431 47% Multifamily 412,916 73% Consumer 112,296 20% Farm Loans 10,741 2% Ag Prod 900 0% Other Loans(2) 291,588 52% Total Gross Loans $4,017,183 Total Investment CRE (3) $1,506,834 267% $2,301 $2,703 $2,828 $3,952 $3,977 – $1,000 $2,000 $3,000 $4,000 2021 2022 2023 2024 2025Q3 Loan Portfolio Growth & Diversification Note: Consolidated (GAAP) financial data as of September 30, 2025 (1) Bank-level loan financial data as reported in the call report // (2) Other includes leases, state and political loans, consumer loans, and other // (3) Total Investment CRE includes Non-Owner-Occupied CRE, Construction & Land Development, and Multifamily loan balances 10 (1) ($ in millions) Total Net Loans 9/30/25 Loan Composition(1) 9/30/25 Loan Concentration(1) ($ in thousands)

Historical Bank Loan Composition & Yields

Peoples Security Bank and Trust Company Loan Composition Since 2021

($ in thousands)

	2021		2022		2023		2024		2025Q3	
Gross Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$178,560	7.7%	$272,103	10.0%	$256,088	9.0%	$278,233	7.0%	$263,431	6.6%
1-4 Family	420,769	18.1%	478,295	17.5%	509,551	17.9%	757,774	19.0%	806,143	20.1%
Multifamily	189,403	8.1%	232,477	8.5%	273,076	9.6%	407,917	10.2%	412,916	10.3%
Comm RE (Non Farm/Res)	904,175	38.8%	1,079,410	39.5%	1,112,863	39.0%	1,426,105	35.7%	1,428,315	35.6%
C&I	353,341	15.2%	354,657	13.0%	373,211	13.1%	698,433	17.5%	690,853	17.2%
Farm RE	15,467	0.7%	11,513	0.4%	11,769	0.4%	10,150	0.3%	10,741	0.3%
Agricultural	9	0.0%	5	0.0%	1	0.0%	0	0.0%	900	0.0%
Consumer	73,353	3.1%	83,090	3.0%	81,854	2.9%	132,105	3.3%	112,296	2.8%
Leases	0	0.0%	0	0.0%	0	0.0%	10,711	0.3%	10,337	0.3%
Other	194,504	8.3%	218,566	8.0%	231,734	8.1%	272,077	6.8%	281,251	7.0%
Total Gross Loans	**$2,329,581**	**100.0%**	**$2,730,116**	**100.0%**	**$2,850,147**	**100.0%**	**$3,993,505**	**100.0%**	**$4,017,183**	**100.0%**
Yield on 1-4 Family Loans	*4.16%*		*3.03%*		*3.11%*		*4.18%*		*4.09%*	
Yield on All Other RE Loans	*3.97%*		*4.30%*		*5.28%*		*5.99%*		*6.74%*	
Yield on C&I Loans	*3.63%*		*5.02%*		*6.07%*		*8.33%*		*6.74%*	
Yield on Loans and Leases	***3.89%***		***3.99%***		***4.76%***		***5.56%***		***5.95%***	
Yield on Earning Assets	*3.26%*		*3.42%*		*4.26%*		*5.99%*		*5.52%*	

Note: Bank-level financial data as of September 30, 2025, 2024-year yields use the average of the quarterly average balance for the denominator

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CRE Portfolio Detailed Breakdown by Asset Type

Non-Owner Occupied CRE Portfolio Composition at September 30, 2025

($ in thousands)	Non-Owner Occupied			
Loan Category	**Number of Loans**	**Average Loan Size**	**Loan Balance**	**Wtd Average Interest Rate**
Multifamily (5+ Units)	329	$ 1,570	$ 516,519	5.26%
Office	143	$ 1,384	$ 197,852	4.83%
Retail – Unanchored	151	$ 1,241	$ 187,341	5.00%
Retail – Anchored	50	$ 2,566	$ 128,299	4.63%
Industrial / Warehouse	72	$ 1,301	$ 93,693	4.83%
Healthcare	25	$ 2,850	$ 71,240	5.66%
Hospitality (Hotel / Motel)	30	$ 1,742	$ 52,271	5.82%
Medical Office Building	19	$ 2,596	$ 49,316	4.03%
Other	63	$ 556	$ 35,028	6.30%
Self-storage / Mini-warehouse	16	$ 2,082	$ 33,319	5.39%
Land – Unimproved	105	$ 256	$ 26,917	6.99%
Gas Station / Convenience Store	24	$ 868	$ 20,831	5.17%
Restaurant / Bar	28	$ 691	$ 19,345	6.16%
Land Acquisition & Development - Commercial	41	$ 428	$ 17,541	7.16%
Land Acquisition & Development - Residential	65	$ 199	$ 12,919	6.65%
1-4 Family Residential (For Sale Construction)	10	$ 1,159	$ 11,590	7.12%
School / Campus Real Estate	9	$ 1,285	$ 11,567	5.57%
1-4 Family Residential – Rental Property	14	$ 578	$ 8,090	6.78%
Mobile Home Park	7	$ 1,111	$ 7,774	6.13%
1-4 Family Residential (Primary / Secondary Residence)	19	$ 361	$ 6,868	6.10%
Recreational	6	$ 406	$ 2,437	7.62%
Student Housing	6	$ 275	$ 1,652	3.83%
Unassigned	29	$ 27	$ 770	7.53%
Farmland	1	$ 130	$ 130	6.85%
Dealership	1	$ 78	$ 78	8.25%
Grand Total	**1,263**	**$ 1,198**	**$ 1,513,389**	**5.23%**

Note: Bank-level financial data as of September 30, 2025

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Note: Bank-level financial data as of September 30, 2025 13 ($ in thousands) Owner Occupied Loan Category Number of Loans Average Loan Size Loan Balance Wtd Average Interest Rate Industrial / Warehouse 243 $ 733 $ 178,199 5.48% Office 222 $ 395 $ 87,717 5.84% Other 141 $ 566 $ 79,841 5.68% Recreational 54 $ 1,026 $ 55,389 7.26% Retail – Unanchored 95 $ 457 $ 43,388 5.37% School / Campus Real Estate 21 $ 1,844 $ 38,722 3.82% Gas Station / Convenience Store 43 $ 813 $ 34,944 4.68% Restaurant / Bar 69 $ 296 $ 20,457 6.38% Medical Office Building 22 $ 706 $ 15,539 5.25% Dealership 19 $ 777 $ 14,760 5.54% Healthcare 12 $ 673 $ 8,078 7.21% Retail – Anchored 3 $ 2,052 $ 6,155 5.38% Unassigned 63 $ 76 $ 4,808 5.72% Parking Lot 4 $ 691 $ 2,765 5.91% Land Acquisition & Development - Commercial 2 $ 453 $ 906 6.22% 1-4 Family Residential – Rental Property 2 $ 201 $ 402 6.67% 1-4 Family Residential (Primary / Secondary Residence) 6 $ 53 $ 317 8.29% Self-storage / Mini-warehouse 1 $ 29 $ 29 5.00% Total CRE loans, gross 1,022 $ 580 $ 592,417 5.62% CRE Portfolio Detailed Breakdown by Asset Type The Bank primarily underwrites CRE loans with loan-to-value ratios at or below 75% at origination Owner Occupied CRE Portfolio Composition at September 30, 2025

Commercial Real Estate Portfolio Details Note: Bank-level financial data as of September 30, 2025 14 $73 $210 $179 $194 $126 3.45% 9.99% 8.49% 9.21% 5.98% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $50 $100 $150 $200 $250 2025 2026 2027 2028 2029 Balance % of CRE Loans • CRE loans schedule to mature in 2030 and after are $1.3 billion or 63% of the Total CRE Loans $282 $331 $382 $273 $216 13.39% 15.72% 18.12% 12.95% 10.24% 0.00% 4.50% 9.00% 13.50% 18.00% 22.50% $- $90 $180 $270 $360 $450 2025 2026 2027 2028 2029 Balance % of CRE Loans ($ in millions) ($ in millions) CRE Maturity Schedule CRE Repricing Schedule

RMBS, 39.7% Treasury Secs, 21.5% State & Political Subdiv Secs, 26.0% Other Securities, 4.0% CMBS, 4.1% Structured Financial Products, 3.2% ABS, 1.2% Govt & Agency Secs, 0.3% Investment Portfolio Composition & Performance Note: Bank-level financial data as of September 30, 2025 (1) Each category percentage is the fair value of the securities divided by the fair value of all securities // (2) ~$534.5mm of fair value available-for-sale securities and ~$73.3mm of carrying value held-to-maturity securities // (3) Bloomberg as of September 30, 2025 15 • As of September 30, 2025, the Bank has ~$607.8 million of debt securities(2) • This represents 11.8% of total assets • The securities portfolio primarily consists of U.S. government agency & sponsored agency securities, and state & political subdivision securities • Other securities portfolio information: • Weighted Average Life: 4.88 years (3) • Yield on Debt & Equity Securities: 3.08% • Market Value / Book Value: 93.2% Asset Class Breakdown(1) Commentary

C&I - Other, 14% C&I - Equipment Financing, 12% CRE (incl. Multifamily), 54% 1-4 Family Residential, 16% Consumer, 5% Asset Quality Summary Note: Consolidated (GAAP) financial data as of September 30, 2025 16 • Nonperforming loans to total loans: • 0.38% at September 30, 2025 as compared to 0.44% at June 30, 2025 • Allowance for credit losses on loans to nonperforming loans: • 260.9% at September 30, 2025 as compared to as of 234.2% at June 30, 2025 • Allowance for credit losses on loans: • $39.8 million, or 0.99% of total loans, as of September 30, 2025, as compared to $40.9 million, or 1.02% of total loans, at June 30, 2025 ($ in thousands) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans C&I - Other $885 $1,070 $1,955 C&I - Equipment Financing $302 $1,409 $1,711 CRE (incl. Multifamily) $6,492 $1,222 $7,714 1-4 Family Residential $2,300 – $2,300 Consumer $706 – $706 TOTAL $10,685 $3,701 $14,386 ($ in thousands) Q3 2025 Q2 2025 Total nonperforming loans $15,272 $17,462 Nonperforming loans to total loans 0.38% 0.44% Total nonperforming assets $16,813 $17,462 Nonperforming assets to total assets 0.33% 0.34% Net charge-offs (net of recoveries) $209 ($75) Net charge-offs to avg. loans (annualized) 0.02% 0.00% YTD net charge-offs (net of recoveries) $1,056 $847 YTD net charge-offs to avg. loans (annualized) 0.04% 0.04% Summary Metrics Nonperforming Loans by Type

Relationship-based core deposits Note: Consolidated (GAAP) financial data as of September 30, 2025, Fed Funds Target Rate represents the day-weighted upper bound of the Fed Funds target 17 0% 1% 2% 3% 4% 5% 6% Latest Interest Rate Cycle 44% 49% 54% 51% 44% 49% 49% 19% 18% 17% 17% 13% 11% 12% 19% 20% 20% 22% 24% 21% 24% 19% 13% 10% 10% 19% 18% 16% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2019 2020 2021 2022 2023 2024 2025Q3 Deposit Composition and Total Cost of Deposits Cost of Total Deposits vs. Fed Funds Target Rate

Regulatory Consolidated Capital Ratios Note: Consolidated (GAAP) financial data as of September 30, 2025 18 9.3% 9.2% 9.0% 8.5% 8.0% 8.9% 10.2% 11.0% 12.2% 12.3% 11.1% 12.1% 10.4% 11.3% 15.1% 13.6% 12.1% 14.2% 12.3% 14.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2020 2021 2022 2023 2024 2025Q3 Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio

Non-Interest Income & Expense Note: Consolidated (GAAP) financial data as of September 30, 2025; operating revenue defined as net interest income plus noninterest income (1) Non-interest income excludes Realized Gain on Securities and Nonrecurring Revenue // (2) 2025Q3 YTD for the annualized nine months ended September 30, 2025 // (3) Net-Operating Expense defined as noninterest expense excluding foreclosure and amortization expense less noninterest income 19 (1) $1 Billion in AUM under Trust and Wealth Advisors 56.5% Efficiency ratio for Q3 ‘25 $110M Deposits per branch 16.54 15.94 13.74 12.64 13.95 13.46 12.63 2019 2020 2021 2022 2023 2024 2025Q3 YTD 1.70 1.45 1.34 1.43 1.42 1.52 1.62 2019 2020 2021 2022 2023 2024 2025Q3 YTD (2) (2) New HQ move completed in early Q4 Both Daleville and Lancaster branches opening in Q4 Highlights Non-Interest Income / Operating Revenue (%) (1) Net-Operating Expense / Average Assets (%) (3)

Net Interest Income & Net Interest Margin Note: Consolidated (GAAP) financial data as of September 30, 2025; Annualized NII as of September 30, 2025; Cost of funds includes non-interest bearing deposits (1) Net interest margin is a non-GAAP financial measure; please see page 25 for a reconciliation // (2) 2025Q3 YTD for the annualized nine months ended September 30, 2025 20 $84,635 $95,749 $86,754 $115,989 $164,354 2.99% 3.02% 2.54% 2.84% 3.58% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $30,000 $60,000 $90,000 $120,000 $150,000 $180,000 2021 2022 2023 2024 2025Q3 YTD NII NIM (FTE)¹ 3.94% 4.04% 4.81% 5.62% 5.99% 1.94% 1.67% 1.77% 2.43% 3.11% 0.35% 0.51% 1.91% 2.40% 2.09% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021 2022 2023 2024 2025Q3 YTD Loan Yield Securities Yield Cost of Funds(2) (2) ($ in thousands) Net Interest Income (NII) and Net Interest Margin (NIM) FTE (1) Key Components of NII and NIM

Financial Highlights

Strong balance sheet growth paired with efficient earnings and high-quality assets.

	For the Years Ended:				For the Quarters Ended:				12/31/2021 9/30/2025
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	CAGR
Balance Sheet									
Total Assets ($000)	3,369,483	3,553,515	3,742,289	5,091,657	5,091,657	4,999,358	5,107,879	5,159,636	12.0%
Total Securities ($000)	588,535	568,882	483,876	606,943	606,943	592,232	582,812	610,280	1.0%
Total Net Loans ($000)	2,301,198	2,702,644	2,828,252	3,951,729	3,951,729	3,950,905	3,957,182	3,977,340	15.7%
Total Deposits ($000)	2,963,397	3,046,598	3,279,037	4,407,552	4,407,552	4,316,927	4,287,349	4,289,731	10.4%
Tangible Equity ($000) (1)	276,288	251,875	277,052	358,767	358,768	373,380	387,332	404,035	10.7%
Loans / Deposits (%)	78.6	89.6	86.9	90.6	90.6	92.5	93.2	93.6	
(Cash and Securities)/ Assets (%) (2)	23.5	14.5	15.4	12.8	12.8	11.4	13.1	13.6	
TCE / TA (%) (1)	8.4	7.2	7.5	7.2	7.2	7.6	7.7	8.0	
Total Capital Ratio (%)	13.6	12.1	14.2	12.4	12.4	12.7	14.3	14.4	
Profitability									
Net Income ($000)	43,519	38,090	27,380	8,498	6,087	15,009	16,956	15,246	
ROAA (%)	1.41	1.12	0.74	0.19	0.47	1.22	1.36	1.19	
ROAE (%)	13.3	11.9	8.3	2.1	5.1	12.7	13.9	12.0	
Net Interest Margin (FTE) (%) (1)	2.99	3.02	2.54	2.84	3.25	3.50	3.69	3.54	
Efficiency Ratio (%) (1)	54.9	56.3	64.5	63.2	63.0	55.8	53.9	56.5	
Non-interest Inc. / Operating Rev (%) (3)	13.7	12.6	13.9	13.5	12.6	12.2	15.3	11.8	
Noninterest Exp./ AA (%)	1.79	1.84	1.79	2.01	2.31	2.05	2.25	2.26	
Asset Quality (%)									
NPLs / Loans (%)	0.19	0.12	0.17	0.58	0.56	0.58	0.44	0.42	
NPAs / Assets (%)	0.15	0.10	0.13	0.45	0.45	0.47	0.34	0.33	
ACL / Loans (%)	1.22	1.01	0.77	1.05	1.05	1.03	1.02	0.99	
NCOs / Avg Loans (%)	0.03	0.02	0.10	0.03	0.09	0.09	0.00	0.02	
Yields and Costs (%)									
Yield on Total Loans and Leases (%)	3.94	4.04	4.81	5.62	5.90	5.92	6.07	5.98	
Yield on Debt and Equity Securities (%)	1.94	1.67	1.77	2.43	3.10	2.95	3.29	3.08	
Cost of Int-bearing Deposits (%)	0.37	0.57	2.32	2.82	2.75	2.46	2.41	2.39	
Cost of Funds (%) (4)	0.35	0.51	1.91	2.40	2.34	2.05	2.07	2.13	

Note: Consolidated (GAAP) financial data as of September 30, 2025; operating revenue defined as net interest income plus noninterest income
(1) Tangible equity, TCE / TA, net interest margin (FTE), and efficiency ratio are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation // (2) Cash + Federal Funds Sold + AFS Securities - Equity Securities held at fair value // (3) Non-interest income excludes Realized Gain on Securities and Nonrecurring Revenue // (4) Consolidated average rate paid across total interest-bearing liabilities and noninterest-bearing deposits

21

Historical Consolidated Balance Sheet

($ in thousands)	2019	2020	2021	2022	2023	2024	Quarter-Ended At Sept. 30, 2025
	Year-Ended December 31,						
Assets							
Cash and Cash Equivalents	$31,153	$228,192	$279,933	$37,868	$187,365	$135,851	$179,923
Available for Sale Securities	330,478	295,911	517,321	477,703	398,927	526,329	534,521
Held to Maturity Securities	7,656	7,225	71,213	91,179	84,851	78,184	73,286
Other Securities	10,624	5,535	4,185	9,740	5,278	12,650	2,473
Total Cash & Securities	379,911	536,863	872,652	616,490	676,421	753,014	790,203
Loans, net	1,915,563	2,150,638	2,300,790	2,702,644	2,828,002	3,951,729	3,976,524
Allowance for credit losses	22,677	27,344	28,383	27,472	21,895	41,776	39,843
Loans Held for Sale	986	837	408	–	250	–	816
Total Net Loans	1,916,549	2,151,475	2,301,198	2,702,644	2,828,252	3,951,729	3,977,340
Real Estate Owned and Held for Investment	7,351	7,196	6,509	5,567	5,015	18,651	18,488
Goodwill	63,370	63,370	63,370	63,370	63,370	75,986	75,986
Intangible Assets	1,565	960	468	105	–	34,197	29,239
Total Intangible Assets	64,935	64,330	63,838	63,475	63,370	110,183	105,225
Total Servicing Rights	738	838	882	914	870	1,304	397
Total Other Assets	105,843	123,100	124,404	164,425	168,361	256,776	267,983
Total Assets	**$2,475,327**	**$2,883,802**	**$3,369,483**	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$5,159,636**
Liabilities							
Total Deposits	$1,971,489	$2,437,113	$2,963,397	$3,046,598	$3,279,037	$4,407,552	$4,289,731
Short-Term Borrowings	152,150	50,000	–	114,930	17,590	15,900	76,310
Long-Term Borrowings	32,733	14,769	2,711	555	25,000	98,637	137,029
Junior Subordinated Debt	–	–	–	–	–	8,039	8,114
Subordinated Debt	–	33,000	33,000	33,000	33,000	33,000	83,111
Total Other Liabilities	19,945	32,043	30,249	43,082	47,240	59,579	56,081
Total Liabilities	**$2,176,317**	**$2,566,925**	**$3,029,357**	**$3,238,165**	**$3,401,867**	**$4,622,707**	**$4,650,376**
Equity							
Common Equity	$299,010	$316,877	$340,126	$315,350	$340,422	$468,950	$509,260
Total Equity	**$299,010**	**$316,877**	**$340,126**	**$315,350**	**$340,422**	**$468,950**	**$509,260**
Tot Acc Other Comprehensive Inc	(3,205)	2,149	(5,514)	(56,336)	(44,351)	(40,695)	(29,176)
Total Liabilities and Equity	**$2,475,327**	**$2,883,802**	**$3,369,483**	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$5,159,636**

Note: Consolidated (GAAP) financial data as of September 30, 2025

22

Historical Consolidated Income Statement Note: Consolidated (GAAP) financial data as of September 30, 2025 (1) For the three months ended September 30, 2025 // (2) Includes Realized Gain on Securities and Nonrecurring Revenue 23 Year-Ended December 31, Quarter-Ended(1) ($ in thousands) 2019 2020 2021 2022 2023 2024 2025Q3 Interest Income $93,381 $94,125 $94,057 $111,334 $149,851 $211,460 $65,164 Interest Expense 17,868 14,324 9,422 15,585 63,097 95,471 23,981 Net Interest Income $75,513 $79,801 $84,635 $95,749 $86,754 $115,989 $41,183 Provision for Credit Losses 6,100 7,400 1,750 (449) 566 19,131 (838) Total Noninterest Income (2) 15,120 16,642 25,636 11,845 14,133 18,336 5,501 Noninterest Expense 55,642 54,868 55,004 62,677 66,004 90,526 28,662 Acquisition related expenses – – – – 1,816 16,200 16 Net Income before Taxes $28,891 $34,175 $53,517 $45,366 $32,501 $8,468 $18,844 Provision for Taxes 3,155 4,821 9,998 7,276 5,121 (30) 3,598 Net Income $25,736 $29,354 $43,519 $38,090 $27,380 $8,498 $15,246 Memo: Realized Gain on Securities 155 912 2 (2,007) 70 133 (21) Memo: Nonrecurring Revenue – 600 12,153 – – – (615)

Non-GAAP Financial Measures Note: Consolidated (GAAP) financial data as of September 30, 2025 24 ($ in thousands) Reconciliation | TCE / TA, TBVPS, & ROATCE 2021Y 2022Y 2023Y 2024Y 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 Total Equity $340,126 $315,350 $340,422 $468,950 $475,051 $468,950 $481,854 $494,096 $509,260 Less: Goodwill 63,370 63,370 63,370 75,986 76,958 75,986 75,986 75,986 75,986 Less: Other Intangible Assets, Net of MSRs 469 105 – 34,196 35,907 34,196 32,488 30,778 29,239 Tangible Equity $276,287 $251,875 $277,052 $358,768 $362,186 $358,768 $373,380 $387,332 $404,035 Less: Preferred Equity – – – – – – – – – Tangible Common Equity [A] $276,287 $251,875 $277,052 $358,768 $362,186 $358,768 $373,380 $387,332 $404,035 Total Assets $3,369,483 $3,553,515 $3,742,289 $5,091,657 $5,360,138 $5,091,657 $4,999,358 $5,107,879 $5,159,636 Less: Goodwill 63,370 63,370 63,370 75,986 76,958 75,986 75,986 75,986 75,986 Less: Other Intangible Assets, Net of MSRs 469 105 – 34,196 35,907 34,196 32,488 30,778 29,239 Tangible Assets [B] $3,305,644 $3,490,040 $3,678,919 $4,981,475 $5,247,273 $4,981,475 $4,890,884 $5,001,115 $5,054,411 TCE / TA [C] = [A] / [B] 8.36% 7.22% 7.53% 7.20% 6.90% 7.20% 7.63% 7.74% 7.99% Common Shares Outstanding (Actual) [D] 7,169,372 7,158,017 7,040,852 9,990,724 9,994,648 9,990,724 9,995,483 9,994,696 9,994,595 TBVPS (Actual) [E] = [A] * 1000 / [D] $38.54 $35.19 $39.35 $35.91 $36.24 $35.91 $37.35 $38.75 $40.43 Net Income [F] 16,956 $15,246 Days in Quarter [G] 90 91 92 Days in Year [H] 365 365 Average Tangible Common Equity [I] $383,484 $396,914 ROATCE [J] = ([F] / [G] * [H]) / [I] 15.2%

Non-GAAP Financial Measures

($ in thousands)

Reconciliation | NIM & Efficiency Ratio	2021Y	2022Y	2023Y	2024Y	2024Q3	2024Q4	2025Q1	2025Q2	2025Q3	2025Q3 YTD
Interest income (GAAP)	$94,057	$111,334	$149,851	$211,460	$68,284	$65,803	$62,426	$65,335	$65,164	$192,925
Plus: Adjustment to FTE	1,512	1,901	1,917	2,367	720	701	702	718	714	2,134
Interest income adjusted to FTE (non-GAAP)	**$95,569**	**$113,235**	**$151,768**	**$213,827**	**$69,004**	**$66,504**	**$63,128**	**$66,053**	**$65,878**	**$195,059**
Less: Interest expense	**$9,422**	15,585	63,097	95,471	29,040	27,292	22,878	23,138	23,981	69,997
Net interest income adjusted to FTE (non-GAAP)	**$86,147**	**$97,650**	**$88,671**	**$118,356**	**$39,964**	**$39,212**	**$40,250**	**$42,915**	**$41,897**	**$125,062**
Noninterest expense (GAAP)	$55,004	$62,677	$67,820	$106,726	$35,498	$34,883	$27,353	$28,262	$28,678	$84,293
Less: Amortization of intangible	491	363	105	3,367	1,665	1,702	1,683	1,684	1,515	4,882
Less: Acquisition related expenses	–	–	1,816	16,200	9,653	4,990	154	66	16	236
Noninterest expense (non-GAAP)	**$54,513**	**$62,314**	**$65,899**	**$87,159**	**$24,180**	**$28,191**	**$25,516**	**$26,512**	**$27,147**	**$79,175**
Noninterest income (GAAP)	$25,636	$11,845	$14,133	$18,336	$5,722	$5,671	$6,256	$6,247	$5,501	$18,004
Less: Net gains (losses) on equity securities	2	(31)	(11)	132	175	(23)	71	(7)	(21)	43
Less: Gains on sale of fixed assets	–	(1,976)	81	1	–	–	680	–	(615)	65
Less: Gain on sale of Visa Class B shares	12,153	–	–	–	–	–	–	–	–	–
NII (FTE) plus noninterest income (non-GAAP)	**$99,628**	**$111,502**	**$102,734**	**$136,559**	**$45,511**	**$44,906**	**$45,755**	**$49,169**	**$48,034**	**$142,958**
Average earning assets (GAAP)	$2,877,110	$3,232,891	$3,495,974	$4,162,208	$4,872,189	$4,803,280	$4,658,837	$4,665,649	$4,700,669	$4,675,204
Net interest margin adjusted to FTE (non-GAAP)	**2.99%**	**3.02%**	**2.54%**	**2.84%**	**3.26%**	**3.25%**	**3.50%**	**3.69%**	**3.54%**	**3.58%**
Efficiency ratio (non-GAAP)	**54.7%**	**55.9%**	**64.1%**	**63.8%**	**53.1%**	**62.8%**	**55.8%**	**53.9%**	**56.5%**	**55.4%**

Note: Consolidated (GAAP) financial data as of September 30, 2025

25

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